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         AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 31, 2001
                                                      REGISTRATION NO. 333-60752
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------

                                  iMANAGE, INC.
             (Exact name of registrant as specified in its charter)

                             ----------------------

           DELAWARE                                               36-4043595
(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)

                      2121 South El Camino Real, Suite 400
                           San Mateo, California 94403
                                 (650) 356-1166
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ----------------------

                                MAHMOOD PANJWANI
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 iMANAGE, INC.
                      2121 SOUTH EL CAMINO REAL, SUITE 400
                           SAN MATEO, CALIFORNIA 94403
                                 (650) 356-1166
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                   Copies to:

                               DAVID A. HUBB, ESQ.
                        Gray Cary Ware & Freidenrich LLP
                               400 Hamilton Avenue
                        Palo Alto, California 94301-1825
                                 (650) 833-2000

                             ----------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _______________

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Registratement File No.333-60752.

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

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                               EXPLANATORY NOTE

         This Post-Effective Amendment to the Registration Statement on Form S-3, File No. 333-60752, is being filed with the Securities and Exchange Commission pursuant to Rule 462(c) under the Securities Act of 1933, as amended. This Amendment is being filed for the sole purpose of de-registering the shares not sold under this Registration Statement. Approximately 19,390 shares have been sold under this Registration Statement to date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo, State of California on August 29, 2001.

                                        iMANAGE, INC.

                                        By:  /s/ Mark Culhane
                                           ----------------------------
                                           Mark Culhane
                                           Chief Financial Officer and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

            SIGNATURE                                            TITLE
                                           President and Chief Executive Officer and Chairman
/s/ Mahmood Panjwani*                      of the Board of Directors
--------------------------------------     (Principal Executive Officer)
Mahmood Panjwani

                                           Chief Financial Officer and Secretary (Principal
/s/ Mark Culhane                           Financial and Accounting Officer)
--------------------------------------
Mark Culhane

                                           Chief Technology Officer, Vice President Engineering
/s/ Rafiq Mohammadi*                       and Director
--------------------------------------
Rafiq Mohammadi

/s/ Mark Perry*                            Director
--------------------------------------
Mark Perry

/s/ Moez Virani*                           Director
--------------------------------------
Moez Virani

/s/ Thomas L. Thomas                       Director                      August 29, 2001
--------------------------------------
Thomas L. Thomas

*By:  /s/ Mark Culhane                     Attorney-in-Fact
      --------------------------------
       Mark Culhane

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